Investor Presentation Investor Presentation July 2012 July 2012 Exhibit 99.2

Disclaimer
2
This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-
looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The
Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or “the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the
“Order”)that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions;
uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the
Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S.
capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the
Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government;
uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S.
and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the
Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-
looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.
Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Franchise Overview
Founded in 1948 (63 years)
Headquartered in San Juan, Puerto Rico with
operations in PR, Eastern Caribbean (Virgin
Islands) and Florida
A well diversified operation with over 650,000
retail & commercial customers
2nd largest financial holding company in Puerto
Rico with attractive business mix and
substantial loan market share
A leading bank in the Virgin Islands with over
40% market share
Small presence in Florida serving south Florida
region
151 ATM machines and largest ATM network  in
the Eastern Caribbean Region
~2,500 FTE employees
As of Jun 30, 2012
Eastern Caribbean Region or ECR includes United States and British Virgin Islands
FTE = Full Time Equivalent
Well diversified with significant competitive strengths
3
Total Assets - $12.9B
Total Deposits - $9.9B
Total Loans - $10.4B
Puerto Rico:  86% of Assets
48 branches 5 branches 2 branches 38 branches 26 branches
8 In-branch
offices
Florida:
7% of Assets
Eastern Caribbean:
7% of Assets

Franchise Overview
Strong and uniquely positioned market franchise in
densely populated operating footprints
Strong market share in loan portfolios facilitates
customer relationship expansion and cross sell to
increase deposit share
Unique challenger to Puerto Rico’s largest player
4
Puerto Rico Total Assets Puerto Rico Total Loans Puerto Rico Deposits, Net of Brokered
Puerto Rico ECR Florida
Banking Branches 48 14 11
Wholesale Banking
Retail Banking
Consumer Lending
2
Mortgage Banking
Insurance
Retail Brokerage
3
Wholesale Brokerage
4
($ in millions)
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market Share
1 Banco Popular $25,303 35.9% 1 Banco Popular $19,019 36.5%
1 Banco Popular $17,516 44.8%
2 FirstBank $10,595 15.0% 2 FirstBank $8,536 16.4%
2 Banco Santander $5,080 13.0%
3 Scotiabank $7,896 11.2% 3 Scotiabank $5,615 10.8%
3 FirstBank $3,827 9.8%
4 Banco Santander $6,948 9.9% 4 Banco Santander $5,309 10.2% 4 Scotiabank $3,570 9.1%
5 Oriental Bank $6,421 9.1% 5 Doral Bank $4,201 8.1% 5 BBVA $2,759 7.1%
6 Doral Bank $5,633 8.0% 6 BBVA $3,707 7.1% 6 Oriental Bank $2,068 5.3%
7 BBVA $5,177 7.4% 7 Other $2,562 4.9% 7 Doral Bank $1,934 4.9%
8 Citibank $1,884 2.7% 8 Oriental Bank $1,739 3.3% 8 Citibank $1,888 4.8%
9 Banco Cooperativo $544 0.8% 9 Citibank $708 1.4% 9 Banco Cooperativo $469 1.2%
10 BBU $7 0.0% 10 Bank of America $501 1.0% 10 BBU $19 0.0%
Total $70,410 100% 11 Banco Cooperativo $168 0.3% Total $39,131 100%
Total $52,067 100%
Institutions Institutions Institutions
1
1
1
1 Puerto Rico only; 2 FirstBank acquired the FirstBank-branded credit card portfolio of $391MM book balance as of June 30, 2012; 3 Provided through alliance with UBS; 4 Established primarily for
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of 3/31/2012
municipal financing

Economic Environment Continues to Stabilize
Puerto Rico
Puerto Rico market showing signs of improvement;
projected positive GNP growth of 0.9% for 2012
Economic Activity Index continues to reflect
stabilization with certain improving trends
Retail Sales show a stable trend over the last two
years
New car sales have shown a positive year over year
trend since December 2009
Government efforts to control fiscal imbalances have
been showing results
The deficit as of January 2009 was $3B; it was reduced
to $2.1B in 2010, to $1B in 2011, to $610 MM in 2012
and is projected at $332 MM for fiscal year 2013
Public/private partnerships (PPPs) are in process to
improve physical/functional infrastructure and build
strategic/regional projects to jump-start the
economy
PPP for Toll Roads PR-22 and PR-5 / $1.4B
investment
PPP for Modernization and New construction of
Schools / $756 MM investment
PPP for Luis Muñoz Marín International Airport
Improving unemployment trend
5
GDB - Economic Activity Index
Puerto Rico GNP & Yearly % Growth 2000 – 2011
Unemployment Rate

1 GDB Puerto Rico (www.bgfpr.com).  Index and its indicators are subject to monthly revisions. Data used for GDB-EAI is adjusted for seasonality and variability
2 PR Planning Board (www.jp.gobierno.pr). GNP in millions and at constant prices of 1954.  Estimate as of April 19, 2012. Years are from July 1 to June 30 of next year (fiscal year)

Building Franchise Value
Executing Strategic Plan Toward Goal to Return to Profitability
During the recent cycle (consolidations, capital raise, economic challenges), Management focused on strengthening the franchise and succeeded in solidifying its strong #2 position in PR
Balance Sheet
Improving risk profile;  focusing on reducing NPAs
Executing on opportunities to reduce cost of funds
Franchise Value
Expanding products mix and maximizing cross selling opportunities
Growing core deposits
Sustaining well diversified loan production across multiple line of businesses and geographies
Managing expenses carefully;  continued focus on operational excellence
Capital Strong capital base to support execution of Strategic Plan
Risk Management
Proactive approach to risk management
In compliance with Regulatory Agreements
Enhancing BOD talent with additional financial and risk management expertise

Focus on Rebuilding Earnings
2Q 2012 Highlights
Net income of $9.4 million is the first quarterly profit since 1Q 2009
Improvement of $3.1 MM in pre-tax pre-provision income
Improvement of 24 bps in net-interest margin reaching 3.44% for the quarter compared to 3.20% in the last quarter
Continued trend of reductions in provision for loan losses, the sixth consecutive quarter of reduction
Capital remains strong with total capital ratio, tier 1 and leverage reaching 17.3%, 16.0% and 12.5%, respectively
1 Non-GAAP financial measure
2 Fair value adjustments on derivatives and financial liabilities measured at fair value
3 See reconciliation on page 19
4 See reconciliation on page 20
Achieved profitability in 2Q 2012 and continued improvement in PTPP earnings
7
($ in millions, except per share results)
Income Statement 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Net interest income, excluding valuations 95.6 $                96.8 $                100.3 $             101.6 $             108.2 $
Valuations (1.2) (2.5) (1.7) 0.3 0.5
GAAP Net Interest Income 94.4 94.3 98.6 101.9 108.7
Provision for loan and lease losses 59.2 46.4 42.0 36.2 24.9
Non-interest income 40.4 18.4 13.0 14.7 16.5
Equity in (losses) gains of unconsolidated entities (1.5) (4.4) 1.7 (6.2) (2.5)
Non-interest expense 86.4 83.0 85.9 85.2 86.9
Pre-tax net income (loss) (12.3) (21.1) (14.6) (11.0) 10.9
Income tax (expense) benefit (2.6) (2.9) (0.2) (2.1) (1.5)
Net income (loss) (14.9) $              (24.0) $              (14.8) $              (13.1) $              9.4 $
30.0 $                29.1 $                28.5 $                34.8 $                37.9 $
Net Interest Margin, excluding valuations (%) 2.64% 2.82% 2.99% 3.20% 3.44%
Net income (loss) per common share-basic
2,4
(1.04) $              (1.46) $              1.36 $                (0.06) $              0.05 $
Adjusted Pre-tax pre-provision earnings
1,3

Building Franchise Value
Puerto Rico
Opportunities for ongoing market share gains on selected
products based on fair share of market
– Largest opportunity on deposit products, electronic
banking & transaction services
– Selected loan products growth for balanced risk/return
to manage risk concentration and diversify income
sources
Acquired FirstBank-branded credit card portfolio from FIA
Card Services, N.A.
– Diversifies revenue stream and loan portfolio
composition
– Opportunity to broaden and deepen relationships
Florida
Expansion prospects in Florida given long term
demographic trends
– Continue focus in core deposit growth, commercial and
transaction banking and conforming residential
mortgages
Virgin Islands
Solidify leadership position by further increasing customer
share of wallet
Targeted strategies for growth
8
Market Share in Main Market
1
15%
8%
18%
13%
19%
16%
10%
16%
12%
10%
7%
10%
6%
10%
11%
85%
92%
82%
87%
81%
84%
90%
84%
88%
90%
93%
91%
94%
90%
89%
Assets
Personal Loans
Commercial Loans
Construction
Auto/Leasing
Small Personal Loans
Mortgage Originations
Credit Cards
Insurance
ACH Transactions
POS Terminals
ATM Terminals
Debit Cards
Deposits
Branches
FirstBank Other Banks
2
2
4
3
2
2
3
4
3
4
2
4
3
4
5
Rank
Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 3/31/2012 and internal reports; commercial loans include loans collateralized by real estate; Insurance share is for income information included in regulatory reports filed by banks for the year 2009

1 Puerto Rico only

1 Net of Brokered CDs
Successful execution of deposit growth strategy; $148 MM
during 2Q 2012 and $1.3B since 2009
Expanded electronic services offering to support deposit
growth strategy
Cost of interest bearing deposits, net of brokered CDs,
decreased to 1.13% from 1.51% in 2011
Reduced reliance on brokered CDs
Building Franchise Value
Successful deposits growth over recent years
9
($ in millions)
Deposits, Net of Brokered CDs Total Deposit Composition
Cost of Deposits
$1,505
$2,090 $2,126 $2,065
$448
$470
$481 $584
$774
$763
$915
$959
$2,381
$2,477
$2,654
$2,826
$-
$6,500
2009 2010 2011 Jun 2012
CDs & IRAs Government Commercial Retail
$5,108
$5,800
$6,176
$6,434
Interest Bearing
57%
Non-interest
Bearing
8%
Brokered CDs
35%
2.20%
1.79%
1.51%
1.13%
1.87%
1.56%
1.34%
0.99%
0.00%
1.00%
2.00%
3.00%
2009 2010 2011 2Q 2012
Interest Bearing Deposits, Net of Brokered CDs
Total Deposits, Net of Brokered CDs
1
35% of deposits are brokered CDs, down from 60% in 2009

Well Diversified Loan Portfolio
Strong origination activity in Q2 vs. Q1:
Residential mortgages increased $32 million 20%
Consumer: Auto loans increased $29 million 25%
Consumer: Personal loans increased $13 million 31%
Consumer: Credit card utilization activity of $34 million
C&I loan originations increased $151 million 66%
Reentered credit card business with the acquisition of
$406 MM credit card portfolio of ~140K active FirstBank-
branded credit cards
Expanding products mix in commercial and small &
middle market business
Strong Origination Capabilities
10
($ in millions)
$13,421
$11,403
$10,081
$9,899
$4,867
$3,369
$2,244
$1,848
$1,340
$821
$802
$1,166
$19,628
$15,593
$13,127
$12,914
$0
$20,000
2009 2010 2011 June 2012
Total loans, net of ALLL Investments & Money Markets Cash & Other
$3,596
$3,417
$2,874
$2,764
$1,898
$1,716
$1,562
$1,950
$6,942
$5,822
$5,695 $5,217
$1,493
$701
$428
$365
$20
$301
$16
$60
$13,949
$11,957
$10,575
$10,357
$-
$15,000
2009 2010 2011 Jun 2012
Residential Consumer Commercial & CRE
Construction Loans Held for Sale
$140
$148
$160
$162
$194
$139
$149
$163 $160 $202
$34
$271
$446 $344
$237
$391
$19
$25
$14
$10
$16
$569
$768
$680
$569
$838
$
$1,300
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Residential Consumer Credit Cards
Commercial & CRE
Construction
Loan Originations
Loan Portfolio

Improved Risk Profile
Reduced NPLs by 35% since peak in 1Q 2010 1, and stabilized
migration to NPL
Reduced exposure to construction loans by 76% since peak
2
, a
major driver of losses
Decreasing charge-off trend
Heightened focus on opportunistic loan sales, organic workouts, note sales and OREO disposition through Special Assets Group
OREO increased $30MM mainly due to foreclosed commercial
properties as a result of the Special Asset Group’s focus on resolutions, allowing greater flexibility in disposition strategies
Commercial NPLs are being carried at 58% of unpaid principal balance, net of specific reserves
1 As of  June 30, 2012
2 From December 31, 2008 to June 30, 2012
3 Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs
4 Non performing loan breakdown on page 19
11
($ in millions)
Allowance coverage ratio of 4.4%
Net Charge-offs Non-performing Assets
$1,790
$1,701
$1,669
$1,562
$1,410
$1,390
$1,377
$1,337
$1,332
$1,308
$-
$1,800
Mar 10 Jun 10 Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12 Jun 12
Non-performing Loans Repossessed Assets & Investment Sec. Loans Held for Sale
$29
$63
$39
$20
$61
$54
$37
$16
$60
$180
$118
$31
$183
$313
$101
$31
$333
$610
$295
$98
$-
$650
2009 2010 2011 2Q 2012 YTD
Residential Consumer Commercial & CRE Construction
Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
3
C & I 255 $              103 $              69 $                52%
Construction 202 125 40 50%
CRE 240 23 36 77%
Total 697 $              250 $              145 $              58%
Commercial Non-performing Loans
1
Proactively Managing Asset Quality

Path to Profitability
Executing on Key Profitability Improvement Opportunities
Achieve additional reduction of NPAs and classified assets
Continue to execute core deposit strategic plan
Rebuild pre-tax pre-provision income
Execute process improvement and efficiency initiatives
Focus on Rebuilding Earnings
Re-energizing loan production in key focus areas:  consumer, auto, residential mortgages & small commercial
Maximize fee income growth
Enhance credit card business to increase revenues & cross sell opportunity
Further reductions in funding costs
-
$2.2B in Brokered CDs maturing in the next 12 months with avg. cost of 2.04%;
new issuance at current rates could range between 75-125 bps
-
Core deposit pricing reduction
Increase OREO disposition efficiency

Summary of Investment Opportunity
Strong and uniquely positioned franchise with strengthened capital base
Stable pre-tax, pre-provision earnings with realizable opportunities for improvement
Executing on our strategic plan
Continued improvements in asset quality
Core-deposit plan
Disciplined  ongoing expense management
Fully reserved deferred tax asset of $366.9 MM that will accrete to capital as the Corporation turns to profitability
Committed management team with proven execution skills
Attractive valuation on a pro-forma tangible book value basis

Exhibits Exhibits Investor Presentation Investor Presentation July 2012 July 2012

Stock Profile
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(7/27/12):
• $3.86
Shares Outstanding:
• 206,629,311
Market Capitalization
(7/27/12):
• $795.68 MM
1 Yr. Average Daily Volume:
• 203,410
Price
(7/27/12)
to Tangible
Book
(6/30/2012):
• 0.601x
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
50,684,485 24.59%
Entities affiliated with Oaktree Capital
Management, L.P.
50,684,485 24.59%
Wellington Management Company, LLP. 20,336,087 9.87%
United States Department of the
Treasury
1
34,227,696 16.50%
5% or more Beneficial Ownership
1 Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of
Common Stock in the Corporation’s recently completed $525MMprivate placement of Common Stock (the “Capital Raise”). The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.

Despite the recent Moody’s downgrade of PR’s General Obligation
Bond and other associated credits, investors continued to show their confidence by purchasing more than $2B in bonds for the Schools of the
21st Century Projects, Housing incentives enacted in Puerto Rico were extended up to December 2012
Retail Sales show a stable trend over the last two years
New car sales have shown a positive year over year trend since
December 2009
Stabilization of the banking system was reflected in financial results and a leveling of assets in the overall system
In April 2012, Moody's placed on review for downgrade certain ratings of three Puerto Rican banks due to a weakened economy
The Puerto Rico Electric Power Authority (PREPA) concluded the sale of a $650 MM bond issue in April 2012
On July 18, 2012 Moody’s  downgraded Puerto Rico’s Sales Tax
Financing Corporation’s (COFINA) outstanding sales tax revenue bonds from Aa2 to Aa3 and the outstanding subordinate sales tax revenue bonds from A1 to A3
During 2012 the Government has been accessing the market to take advantage of the low rate environment and reduce their borrowing cost. More than $6B have been issued  to refund existing debt and reduce borrowings cost
Economic Environment Continues to Stabilize
Puerto Rico
Economic Activity Index continues to reflect stabilization with certain improving trends
Government efforts to control fiscal imbalances have been showing results
The deficit as of January 2009 was $3B; it was reduced to $2.1B in 2010, to $1B in 2011, to $610 MM in 2012 and is projected at $332 MM for fiscal year 2013
Public/private partnerships (PPPs) are in process to improve physical/functional infrastructure and build strategic/regional projects to jump-start the economy
PPP for Toll Roads PR-22 and PR-5 / $1.4B investment
PPP for Modernization and New construction of Schools / $756 MM investment
Others are currently in process Luis Muñoz Marín International
Airport / final bid submission is scheduled for June 2012
In July 2011, Commonwealth issued bonds of $300 MM for
infrastructure projects to continue stimulating the economy
16
-
2 Puerto Rico GNP & Yearly % Growth 2000 – 2011
GDB - Economic Activity Index
1 GDB Puerto Rico (www.bgfpr.com).  Index and its indicators are subject to monthly revisions. Data used for GDB-EAI is adjusted for seasonality and variability
2 PR Planning Board (www.jp.gobierno.pr). GNP in millions and at constant prices of 1954.  Estimate as of April 19, 2012. Years are from July 1 to June 30 of next year (fiscal year)

Economic Environment Continues to Stabilize

Florida
May 2012 unemployment rate was 8.6%.  It reflects -2.0%
decrease compared to May 2011
Total number of tourist visitors for 2011 increased by
4.4%, when compared to 2010, reaching 85.9 million
Number of homes sold increased 8% in 2011 compared to
prior year but average sales price dropped 3% to $131,700
Virgin Islands
Number of homes sold increased 8% in 2011 compared to
last year but average sales price dropped 3% to $131,700
During May 2012, unemployment rate increased 2.8% to
12.2% from 9.4% in May 2011
1.4 million visitors arrived YTD May 2012, representing a
growth of 2.4% over prior year. Cruise visitors decreased -
1.0% over prior year, but air visitors increased by 13.8%.
Hotel occupancy rate for the past twelve months was
52%, a decrease of 4% compared to the same period in
the prior year
US Virgin Island’s Unemployment Rate
Florida single family median home price
1
0.0%
5.0%
10.0%
15.0%
Unemployment Rate
Territory St. Croix St. Thomas/ St. John
$
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Statewide Fort Lauderdale Miami
Orlando Tampa
3
1 Florida Association of Realtors, Moody’s Economy.com
2 Seasonally adjusted, preliminary data provided by the U.S. Bureau of Labor Statistics
3
VI  Bureau  of  Economic  Research,  Bureau  of  Labor  Statistics,  US Census

Non-performing Assets
1 Collateral pledged with Lehman Brothers Special Financing, Inc.

($ in millions)
Jun 2012 Mar 2012 % change
Non-performing loans
Residential mortgage 333.0 $            341.2 $            0.9%
Commercial mortgage 239.9 244.4 1.7%
Commercial & Industrial 255.3 263.6 -2.4%
Construction 202.1 231.1 -9.3%
Consumer Loans & Finance Leases 35.4 39.1 -1.3%
Total non-performing loans 1,065.7 1,119.4 -2.1%
REO 167.3 135.9 18.9%
Other repossessed property 10.6 12.5 -18.8%
Other assets
1
64.5 64.5 0.0%
Total non-performing assets
1,308.2 1,332.3 -0.4%

Adjusted Pre-tax, Pre-provision Income Reconciliation
($ in thousands)
2Q 2012 1Q 2012 4Q 2011 3Q 2011 2Q 2011
Income (loss) before income taxes 10,901 $         (11,049) $       (14,600) $       (21,158) $       (12,318) $
Add: Provision for loan and lease losses 24,884            36,197            41,987            46,446            59,184
Less: Net (gain) loss on sale and OTTI of investment
securities
143                   1,207              1,014              (12,156)           (21,342)
Add: Unrealized loss (gain) on derivatives instruments
and liabilities measured at fair value
(506)                (283)                1,746              2,555              1,162
Add: Contingency adjustment - tax credits -                    2,489              -                    -                    -
Add:  Loss on early extinguishment of repurchase
agreement
-                    -                    -                    9,012              1,823
Add: Equity in losses (earnings) of unconsolidated
entities
2,491              6,236              (1,666)             4,357              1,536
Adjusted Pre-tax, pre-provision income 37,913 $         34,797 $         28,481 $         29,056 $         30,045 $
Quarter Ended

1 Includes a non-cash adjustments of $0.2 MM for the quarter ended June 30, 2011 as an acceleration of the Series G preferred stock discount accretion pursuant to amendments to the exchange agreement with the
U.S. Treasury, the sole holder of the Series G Preferred Stock
2 Excess of carrying amount of the Series G Preferred Stock exchanged over the fair value of new common shares issued in the fourth quarter of 2011
20
Reconciliation of the (Loss) Earnings per Common Share
($ in thousands, except per share information)
2Q 2012 1Q 2012 4Q 2011 3Q 2011 2Q 2011
Net income (loss) 9,356 $         (13,182) $      (14,842) $      (24,046) $      (14,924) $
Cumulative convertible preferred stock dividend (Series G) - - (997) (5,302) (5,302)
Preferred stock discount accretion (Series G)
1
- - (145) (1,795) (1,979)
Favorable impact from issuing common stock in exchange for
Series G preferred stock, net of issuance costs
2
- - 277,995 - -
Net income (loss) attributable to common stockholders - basic 9,356 $         (13,182) $      262,011 $     (31,143) $      (22,205) $
Convertible preferred stock dividends and accretion - - 1,142 - -
Net income (loss) attributable to common stockholders - diluted 9,356 $         (13,182) $      263,153 $     (31,143) $      (22,205) $
Average common shares outstanding 205,415 205,217 192,546 21,303 21,303
Average potential common shares 537 - 2,195 - -
Average common shares outstanding - assuming dilution 205,952 205,217 194,741 21,303 21,303
Basic earnings (loss) per common share 0.05 $            (0.06) $          1.36 $            (1.46) $          (1.04) $
Diluted earnings (loss) per common share 0.05 $            (0.06) $          1.35 $            (1.46) $          (1.04) $